SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2010

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated August 20, 2010

Item 1.01   Entry into a Material Definitive Agreement
    On August 20, 2010, Nevada Power Company d/b/a NV Energy (“NPC”) and Sierra Pacific Power Company d/b/a NV Energy (“SPPC”, and together with NPC, the “NVE Entities”), each wholly-owned subsidiaries of NV Energy, Inc., and Great Basin Transmission, LLC (“Great Basin”), an affiliate of LS Power Development, LLC, entered into a Transmission Use and Capacity Exchange Agreement (the “Agreement”) whereby the parties agreed to jointly construct and own a 500 kilovolt transmission line in Nevada that will, among other things, connect NV Energy's northern service area with its service area in southern Nevada.  Pursuant to the terms of the Agreement, NPC will own an undivided 23.75% interest in the transmission line (to be called the One Nevada Transmission Line or ON Line), SPPC will own an undivided 1.25% interest in ON Line and Great Basin will own an undivided 75% interest in ON Line.  The Agreement provides that NPC and SPPC will make monthly payment to Great Basin for an initial term of 41 years, and, in return, the NVE Entities will be entitled to use all of the capacity of ON Line.  Further, if Great Basin constructs certain interconnecting transmission lines north or south of ON Line, the NVE Entities and Great Basin have agreed to exchange capacity between ON Line and such interconnecting transmission lines based on the amounts of their respective investments.  The estimated construction cost of ON Line is approximately $500 million, of which the NVE Entities will be responsible for funding their 25% share. The NVE Entities will be primarily responsible for overseeing construction of ON Line, and for the operation and maintenance of ON Line upon its completion.  The NVE Entities’ obligation to fund their 25% share of construction costs is subject to several customary conditions precedent,  including, but not limited to, obtaining approvals from the Public Utilities Commission of Nevada and the Federal Energy Regulatory Commission and Great Basin securing sufficient financing for the project.  The parties expect these conditions to be satisfied on or before December 31, 2010.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits — The following exhibit is filed with this Form 8-K:

EX-99.1 — Press release dated August 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: August 25, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: August 25, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: August 25, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer